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                                                                    Exhibit 23.1




                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

March 10, 1995

To the Board of Directors
BanPonce Corporation

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Forms S-3 No. 33-57038 and 33-54299 of BanPonce Corporation of our report dated January 27, 1995 appearing on page F-32 of the Financial Data of this Form 10-K.



/s/ Price Waterhouse